       10.6-1                                                 EXECUTION COPY



                       THIRD AMENDMENT TO LOAN AGREEMENT


     THIS THIRD AMENDMENT TO LOAN AGREEMENT, dated as of June 5, 1996
(this "Amendment"), is among CHECKER MOTORS CORPORATION, A Delaware corporation (the "Company"), YELLOW CAB COMPANY, a Delaware corporation ("Yellow Cab"), CHICAGO AUTOWERKS INC., a Delaware corporation ("AutoWerks"), CMC KALAMAZOO INC., a Delaware corporation ("CMC") and SOUTH CHARLESTON STAMPING & MANUFACTURING COMPANY, a West Virginia corporation ("SCSM") (the Company, Yellow Cab, AutoWerks, CMC and SCSM may each be referred to as a "Borrower" and collectively as the "Borrowers"), the Lenders set forth on the signature pages hereof (collectively, the "Lenders" and individually, a "Lender") and NBD Bank, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "Agent").


                                    RECITAL

     The Borrowers, the Lenders and the Agent are parties to a Loan Agreement dated as of January 26, 1995, as amended by a First Amendment to Loan Agreement dated as of September 22, 1995 and a Second Amendment to Loan Agreement dated as of December 8, 1995 (the "Loan Agreement") and desire to amend the Loan Agreement as set forth herein.


                                     TERMS

     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:


ARTICLE I.  AMENDMENT.  The Loan Agreement shall be amended as follows:
            ---------

     1.1 Section 3.1 is amended by adding the following new clause to the end thereof:

          (e) Upon any sale or other transfer of ACIC, the Company shall prepay the Advances, simultaneously with the receipt of any proceeds from such sale or other transfer of ACIC, by an amount equal to 25% (or 100% if any Default or Event of Default has occurred and is continuing) of the proceeds from any sale or other transfer of ACIC, net of any reasonable costs and expenses directly incurred in connection with such sale or transfer and any taxes directly incurred in connection with such sale or transfer. If all of the proceeds of any such sale or other transfer are not in cash, the Company shall prepay Advances to the maximum extent of the cash portion of such net proceeds with the remainder of any required prepayment under the Section 3.1(e) to be paid by the pledging of any non-cash proceeds with the shortest maturity, with the eventual cash proceeds thereof being applied to the Advances as required under this Section 3.1(e), provided that at least 25% of the proceeds of such sale are in cash. The prepayment under

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 10.6-2

          this Section 3.1(e) shall be applied first to the Term Loan until paid in full, and next to the Revolving Credit Advances until paid in full (and any such application, if any, to the Revolving Credit Advances shall mandatorily reduce the Commitments by a like amount).

     1.2 Section 5.2(i) is amended by adding the following to the end thereof:

          and other than any sale of ACIC, provided that ACIC shall not be sold for less than its statutory book value and such sale shall be subject to the prepayment requirements described in Section 3.1(e) hereof (and notwithstanding anything herein to the contrary, each Lender agrees that the Agent may release any lien or security interest with respect to the capital stock of ACIC or any assets of ACIC in connection with any such sale).

ARTICLE II.  REPRESENTATIONS.  Each Borrower represents and warrants that:

     2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its articles of incorporation or by-laws, or any undertaking to which it is a party or by which it is bound.

     2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof.

     2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article IV of the Loan Agreement and in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

     2.4 No Event of Default or Default exists or has occurred and is continuing on the date hereof.


ARTICLE III.  MISCELLANEOUS.

     3.1 References in any Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

     3.2 Except as expressly amended hereby, the Borrowers agree that all Loan Documents are ratified and confirmed and shall remain in full force and effect and that the Borrowers have no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

     3.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

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 10.6-3

     3.4 This Amendment shall not be effective until the Company shall have paid to the Agent, for the pro rata benefit of the Lenders, an amendment fee in the amount of $25,000.

     IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year set forth above.


                                         CHECKER MOTORS CORPORATION

                                         By:   /s/ Jay Harris
                                            ------------------------------

                                            Its:  Vice President
                                                --------------------------


                                         YELLOW CAB COMPANY

                                         By:   /s/ Jay Harris
                                            ------------------------------

                                            Its:  Vice President
                                                --------------------------


                                         CHICAGO AUTOWERKS INC.

                                         By:    /s/ Jay Harris
                                            ------------------------------

                                            Its:  Vice President
                                                --------------------------


                                         CMC KALAMAZOO INC.

                                         By:    /s/ Jay Harris
                                            ------------------------------

                                            Its:  Vice President
                                                --------------------------
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 10.6-4

                                         SOUTH CHARLESTON STAMPING &
                                         MANUFACTURING COMPANY

                                         By:    /s/ Larry D. Temple
                                            ------------------------------

                                            Its:  Vice President
                                                --------------------------


                                         NBD BANK, as a Lender and as Agent

                                         By:    /s/ Randy R. Balluff
                                            ------------------------------

                                            Its:  Senior Vice President
                                                --------------------------


                                         THE BANK OF NEW YORK COMMERCIAL
                                         CORPORATION

                                         By:    /s/ Dan Murry
                                            ------------------------------

                                            Its:  Vice President
                                                --------------------------


                                         THE FIRST NATIONAL BANK OF BOSTON

                                         By:    /s/ Larry Favre
                                            ------------------------------

                                            Its:  Director
                                                --------------------------
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